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EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statements (Form S-8, No. 33-65360, 33-81806, and 33-95360) of Today's Man, Inc. Of our report dated March 19, 1997 with respect to the consolidated financial statements of Today's Man, Inc. Included in the Annual report (Form 10-K) for the year ended February 1, 1997.



                                                 ERNST & YOUNG LLP
Philadelphia, Pennsylvania
May 1, 1997